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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

Equitable Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1290 Avenue of the Americas, New York, New York		10104
(Address of principal executive offices)		(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock	EQH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2020, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 8, 2020 (the “2020 Proxy Statement”). The final voting results are as follows:

Proposal 1: The Company’s stockholders elected the eight director nominees named in the Company’s 2020 Proxy Statement to serve until the 2021 annual meeting or until their successors are elected or have been qualified. The voting results are set forth below:

Director Nominee	For	Withheld	Broker Non-Vote
Daniel G. Kaye	394,338,293	2,009,771	7,083,635
Joan Lamm-Tennant	393,347,117	3,000,947	7,083,635
Kristi A. Matus	299,521,839	96,826,225	7,083,635
Ramon de Oliveira	391,629,081	4,718,983	7,083,635
Mark Pearson	394,480,145	1,867,919	7,083,635
Bertram L. Scott	300,967,277	95,380,787	7,083,635
George Stansfield	394,220,922	2,127,142	7,083,635
Charles G.T. Stonehill	300,554,419	95,793,645	7,083,635

Proposal 2: The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
391,056,422	12,359,002	16,275	N/A

Proposal 3: The Company’s stockholders approved an advisory resolution approving the compensation of the Company’s named executive officers. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
382,382,516	13,932,356	33,192	7,083,635

Proposal 4: The Company’s stockholders approved an Amendment to the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
387,103,220	9,214,446	30,398	7,083,635

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE HOLDINGS, INC.

Date: May 20, 2020	By:	/s/ Dave S. Hattem
	Name:	Dave S. Hattem
	Title:	Senior Executive Vice President, Chief Legal Officer and Secretary